                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

We consent to the use in the Amendment 2 to Form SB-2 of Snapshot,  Inc. of our
report dated April 15, 2002,  relating to the financial statements of Snapshot,
Inc., and to the reference to us under the heading "Experts" in such registration statement.

San Diego, California                              PKF
November 19, 2002                                  Certified Public Accountants
                                                   A Professional Corporation